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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------
                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):           March 8, 2001
                                                    ----------------------------

                          GOLD BANC CORPORATION, INC.

             (Exact name of registrant as specified in its charter)


           KANSAS                        0-28936                 48-1008593
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(State or other jurisdiction     (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)


  11301 Nall Avenue, Leawood, Kansas                                66211
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:       (913) 451-8050
                                                    ----------------------------
                                     None
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         (Former name or former address, if changed since last report)
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Item 5. Other Events.

     Gold Banc Corporation, Inc. ("Company") issued a press release on March 7, 2001, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference, announcing that the Company's board of directors have approved a common stock repurchase program.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial Statements of Business Acquired:  None
          -----------------------------------------

     (b)  Pro Forma Financial Information:  None
          -------------------------------

     (c)  Exhibits:
          --------

          99.1  Press Release issued March 7, 2001.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 8, 2001.

                                 Gold Banc Corporation, Inc.

                                 By:   /s/ Keith E. Bouchey
                                       -----------------------------
                                       Keith E. Bouchey, Corporate Secretary

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